SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  June 29, 2006


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                          0-20642                87-0375093
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(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

         714 Fairview Road, Greer, South Carolina        29651
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip code)

                                 (864) 848-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c)


                   This document contains a total of 14 pages.

Item 1.01 Entry into a Material Definitive Agreement26

         On June 29, 2006, American Consolidated Management Group, Inc. entered into a convertible loan agreement with Upstate Capital Investments, Inc. The loan is in the principal amount of $500,000, representing (i) $225,832.25 in cash and (ii) $274,176.75 in amounts that were previously paid to the Company in cash while negotiating the terms of this loan and other amounts owed by the Company. The loan accrues interest at the rate of twelve percent per annum, and all principal and interest is due and payable in a single balloon payment on June 28, 2007. In addition, the amounts owing on the loan are convertible into common stock at the rate of one share of common stock for every $.20 that is converted. The loan proceeds will be used for working capital and other corporate purposes. Jack Shaw and Brian Holden, who the Company believes together own over 2,000,000 shares of the Company's common stock, are affiliated with Upstate Capital Investments, LLC. The Company does not have the funds to repay the amounts owing on this loan.

         In connection with the loan, the Company did not engage in general solicitation and it determined that Upstate Capital Investments, Inc. was an accredited and sophisticated investor. The Company did not use an underwriter in connection with the above described transaction and the transaction was exempt from registration pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 as promulgated thereunder.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On June 29, 2006, American Consolidated Management Group, Inc. entered into a loan agreement with Upstate Capital Investments, Inc. These arrangements are described in Item 1.01, which is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

         On June 29, 2006, American Consolidated Management Group, Inc. entered into a loan agreement with Upstate Capital Investments, Inc. These arrangements are described in Item 1.01, which is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                     Description

                  10.1 Form of Convertible Loan Agreements with Upstate Capital Investments, LLC in the aggregate principal amount of $500,000

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                                    (Registrant)




Date: July 5, 2006                  By   /s/  George E. Mappin
                                       -----------------------------------------
                                       George E. Mappin, Secretary, Acting
                                       Treasurer, Controller and CFO

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